Exhibit 99.1

Compensation Arrangements with Outside Directors

In September 2017, the Board of Directors and its Compensation Committee conducted their annual review of non-management (outside) director compensation and approved an increase in the annual retainer from $125,000 to $130,000, but no change in the committee chairperson fees.

Accordingly, outside directors are now paid an annual retainer of $130,000. Chairpersons of the Compensation, Nominating & Governance and Information Technology Oversight Committees are paid an additional annual fee of $15,000. The Audit Committee chairperson is paid an additional annual fee of $25,000. In addition, each outside director who was elected at FedEx’s 2017 annual meeting received a stock option for 3,015 shares of FedEx common stock.

Any outside director who is elected to the Board after the 2017 annual meeting will receive the applicable pro rata portion of the annual retainer and stock option grant in connection with his or her election.

In response to a stockholder demand letter, a special committee has been formed. Members of the special committee are paid $2,000 for each in-person meeting attended and $1,500 for each telephonic meeting attended.

The Compensation Committee annually reviews director compensation, including, among other things, comparing FedEx’s director compensation practices with those of other companies with annual revenues between $25 billion and $100 billion (this year’s comparison group included 103 companies (which are listed on Appendix A attached hereto) and was based on proxy statement data provided by a third-party compensation data provider). Before making a recommendation regarding director compensation to the Board, the Compensation Committee considers that the directors’ independence may be compromised if compensation exceeds appropriate levels or if FedEx enters into other arrangements beneficial to the directors.

Appendix A

3M Company

AbbVie Inc.

Accenture plc

Aetna Inc.

Alimentation Couche Tard Inc.

Allstate Corp.

Alphabet Inc.

Altria Group, Inc.

American Airlines Group Inc.

American Express Co.

American International Group, Inc.

Anheuser-Busch InBev SA/NV

Anthem, Inc.

Archer-Daniels-Midland Company

Avnet, Inc.

Bank of America Corp.

Best Buy Co., Inc.

BHP Billiton Limited

The Boeing Company

Brookfield Asset Management Inc.

BT Group plc

Bunge Limited

Caterpillar Inc.

Centene Corp.

Charter Communications, Inc.

CHS Inc.

Chubb Ltd

CIGNA Corp.

Cisco Systems, Inc.

Citigroup Inc.

The Coca-Cola Company

Comcast Corporation

Compass Group PLC

Deere & Company

Delta Air Lines, Inc.

The Dow Chemical Company

Energy Transfer Equity, L.P.

Exelon Corporation

F. Hoffman-La Roche Ltd

Facebook Inc.

FRP Holdings, Inc.

General Dynamics Corporation

George Weston Limited

Gilead Sciences Inc.

The Goldman Sachs Group, Inc.

Great-West Lifeco Inc.

HCA Healthcare, Inc.

Hewlett Packard Enterprise Co

The Home Depot, Inc.

A-1

Honeywell International Inc.

HP Inc.

HSBC Holdings plc

Humana Inc.

Intel Corporation

International Business Machines Corporation

Johnson & Johnson

Johnson Controls International plc

JPMorgan Chase & Co.

Kraft Heinz Co.

Lockheed Martin Corporation

Lowe’s Companies, Inc.

LyondellBasell Industries N.V.

Macy’s, Inc.

Marathon Petroleum Corporation

Medtronic plc

Merck & Co., Inc.

MetLife, Inc.

Microsoft Corporation

Mondelez International, Inc.

Morgan Stanley

Nestlé S.A.

NIKE, Inc.

Novartis AG

Oracle Corporation

PepsiCo, Inc.

Pfizer Inc.

Philip Morris International Inc.

Phillips 66

The Procter & Gamble Company

Prudential Financial, Inc.

Rio Tinto plc

Rite Aid Corporation

Royal Bank of Canada

Schlumberger Limited

Sprint Corporation

Sysco Corporation

Target Corporation

Tech Data Corporation

Time Warner Inc.

The TJX Companies, Inc.

T-Mobile US, Inc.

The Travelers Companies, Inc.

Twenty-First Century Fox, Inc.

Tyson Foods, Inc.

Unilever N.V.

United Continental Holdings, Inc.

United Parcel Service, Inc.

United Technologies Corporation

Valero Energy Corporation

Vodafone Group Public Limited Company

A-2

The Walt Disney Company

Wells Fargo & Company

World Fuel Services Corporation

A-3